                                      ASSIGNMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, GERARD KLAUER MATTISON & CO., INC. ("GKM") hereby absolutely and irrevocably sells, assigns and transfers all of its rights, title and interest in the following instruments and agreements to TEL-SAVE HOLDINGS, INC. ("TEL-SAVE"):

     1. Those certain Subordinated Promissory Notes, each dated as of the date hereof, and each made by Communication TeleSystems International, d.b.a. WorldxChange Communications ("CTS") in favor of GKM, in the aggregate principal amount of $55,000,000 (collectively, the "NOTES") (copies of the Note are attached hereto as EXHIBITS A-1, A-2 and A-3);

     2. That certain Security Agreement, dated as of the date hereof, by and between CTS and GKM (the "SECURITY AGREEMENT") (a copy of the Security Agreement is attached hereto as EXHIBIT B); and

     3. Those certain Stock Pledge Agreements, each dated as of the date hereof, executed by Roger B. Abbott and Rosalind M. Abbott and Edward S. Soren, respectively, in favor of GKM (collectively, the "PLEDGE AGREEMENTS") (copies of the Pledge Agreements are attached hereto as EXHIBITS C-1 and C-2).


GERARD KLAUER MATTISON & CO., INC.


By:    /s/ Robert M. Bloom
       -------------------------
Name:   Robert M. Bloom
       -------------------------
Title:  Compliance
       -------------------------


     CTS hereby consents to each assignment set forth in Sections 1 and 2 above, acknowledges that Tel-Save is the payee of each such promissory note and the Secured Party under such Security Agreement, acknowledges that Tel-Save has all the rights of such parties, including without limitation the right to assign such notes and such Security Agreement, and acknowledges that Tel-Save's notice address for all such agreements and instruments shall be as set forth below.


COMMUNICATION TELESYSTEMS
INTERNATIONAL, D.B.A.
WORLDxCHANGE COMMUNICATION

By:     /s/ Rosalind Abbott
       -------------------------
Name:   Rosalind Abbott
       -------------------------
Title:  Secretary
       -------------------------

     Roger B. Abbott and Rosalind Abbott each hereby consents to the assignment of the Stock Pledge Agreement executed by him or her and referred to in Section 3 above, acknowledges that Tel-Save is the Secured Party under such Stock Pledge Agreement, acknowledges that Tel-Save has all rights of such Secured Party including without limitation the right to assign such Stock Pledge Agreement, and acknowledges that Tel-Save's notice address for such Stock Pledge Agreement shall be as set forth below.

ROGER B. ABBOTT


/s/ Roger B. Abbott
------------------------------


ROSALIND ABBOTT

/s/ Rosalind Abbott
------------------------------


     Edward S. Soren hereby consents to the assignment of the Stock Pledge Agreement executed by him and referred to in Section 3 above, acknowledges that Tel-Save is the Secured Party under such Stock Pledge Agreement, acknowledges that Tel-Save has all rights of such Secured Party including without limitation the right to assign such Stock Pledge Agreement, and acknowledges that Tel-Save's notice address for such Stock Pledge Agreement shall be as set forth below.

EDWARD S. SOREN

/s/ Edward S. Soren
------------------------------

     Tel-Save hereby notifies each of CTS, Roger Abbott, Rosalind Abbott and Edward Soren that all notices and other communications required or permitted to be made to Tel-Save under the Notes, the Security Agreement and the Pledge Agreements shall be made as provided in such documents to the following address:


                    Tel-Save Holdings, Inc.
                    6805 Route 202
                    New Hope, Pennsylvania 18938
                    Attn: General Counsel
                    Telecopier: 215-862-1083


TEL-SAVE HOLDINGS, INC.

By:     /s/ Edward Meyercord
       ------------------------------
Name:   Edward Meyercord
       ------------------------------
Title:  EVP
       ------------------------------

                           LIST OF OMITTED EXHIBITS

     The following Exhibits to the Assignment have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

     Exhibit A-1 - Subordinated Promissory Note

     Exhibit A-2 - Subordinated Promissory Note

     Exhibit A-3 - Subordinated Promissory Note

     Exhibit B - Security Agreement

     Exhibit C-1 - Stock Pledge Agreement

     Exhibit C-2 - Stock Pledge Agreement